  Newcourt Receivables                                             Master
  Asset Trust Monthly Servicer                                      Trust
  Certificate - Accounts             Collection     Reserve      Distribution     Series         Series
                                      Account       Account        Account        1996-1         1996-2
  Beginning Account Balances               0.00   1,300,617.54            0.00

  Investment Earnings                      0.00           0.00

  Collection Account

  Collections [4.3 a]              3,397,915.52
  Add: Servicer Advances [4.3 b]           0.00
  Add: Liquidation Proceeds
    from Servicer                          0.00
  Less: Collections to reimburse
    Servicer Advances [4.3 c]              0.00

  Less: Investment Earnings to
    Newcourt [4.2 e]                       0.00           0.00

  Available Amount                (3,397,915.52)                  3,397,915.52

  Payments on Payment Date

    (A)  Unreimbursed
         Servicer Advances [4.3 d i]       0.00                           0.00

    (B)  Servicing Fee
           [4.3 d ii]                (65,030.88)                     65,030.88

    (C)  Amount owed to
         Hedging Counterparty
         [4.3 d iii]                       0.00                           0.00

    (D)  Series Available Amount
         to each Series of
         Notes [4.3 d iv]                                         3,332,884.64    3,332,884.64     0.00

         (1) Class A Inter-
             est [4.3 d iv A]       (677,058.14)                                    677,058.14     0.00

         (2)Class B Inter-
            est [4.3 d iv B]         (32,645.50)                                     32,645.50     0.00

         (3)Class A Prin-
            cipal [4.3 d iv C]    (2,598,744.55)                                  2,598,744.55     0.00

         (4)Reserve Ac-
            count [4.3 d iv D]        24,898.73     (24,898.73)                     (24,898.73)    0.00

         (5)Class C Inter-
            est [4.3 d iv E]         (24,436.45)                                     24,436.45     0.00

         (6)Class B Prin-
            cipal [4.3 d iv F]             0.00                                           0.00     0.00

         (7)Class C Prin-
            cipal [4.3 d iv G]             0.00                                           0.00     0.00

         (8)Class A Accelerated
            Principal Payment
            [4.3 d iv H]                  (0.00)                                          0.00     0.00

         (9)Class B Accelerated
            Principal Payment
            [4.3 d iv I]                  (0.00)                                          0.00     0.00

       (10)Pay to Hedging
           Counterparty [4.3 d iv J]       0.00                                           0.00     0.00

       (11)Class C Accelerated
           Principal Payment
           [4.3 d iv K]                   (0.00)                                          0.00     0.00

           Subtotal                   24,898.73

  Distributions to Noteholders    (3,397,915.52)                     65,030.88    3,332,884.64    0.00

  Ending Balance                           0.00    1,275,718.81           0.00


Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules

Class A Interest Schedule                                                     Series 1996-1    Series 1996-2
  Opening Class A Principal Balance                                           119,656,814.00        0.00
  Class A Interest Rate                                                                 6.79%       0.00%
  30/360*Class A Interest Rate                                                          0.57%       0.00%
  Current Class A Interest Distribution                                           677,058.14        0.00
  Prior Class A Interest Arrearage                                                      0.00        0.00

  Class A Interest Due                                                            677,058.14        0.00

Class A Principal Schedule                                                    Series 1996-1    Series 1996-2
  Opening Class A Principal Balance                                           119,656,814.00        0.00
  Prior Months Series ADCB                                                    130,061,754.00        0.00%
  Current Months Series ADCB                                                  128,291,084.65        0.00
                                           Difference                           1,770,669.35        0.00
                                           Class A Share                               92.00%       0.00%
                                           Scheduled Principal Due              1,629,015.80        0.00

  Current Prepayments                                                             755,041.53        0.00
  Current Defaults                                                                214,687.22        0.00

                                           Class A Total Due                    2,598,744.55        0.00

 Prior Class A Arrearage                                                                0.00        0.00

 Class A Principal Due                                                          2,598,744.55        0.00

 Class A Principal Distribution                                                 2,598,744.55        0.00

 Current Class A Arrearage                                                              0.00        0.00

 Interim Class A Principal
  Balance after Current Distribution                                          117,058,069.45        0.00

 Accelerated Class A Distribution Amount                                                0.00        0.00

 Ending Class A Principal Balance
  after Current Distribution                                                  117,058,069.45        0.00

Class B Interest Schedule                                                     Series 1996-1    Series 1996-2
 Opening Class B Principal Balance                                                 5,202,470        0.00
 Class B Interest Rate                                                                 7.53%       0.00%
 30/360* Class B Interest Rate                                                         0.63%       0.00%
 Current Class B Interest Distribution                                             32,645.50        0.00
 Prior Class B Interest Arrearage                                                       0.00        0.00

 Class B Interest Due                                                              33,645.50        0.00


Class B Principal Schedule

 Opening Class B Principal Balance                                              5,202,470.00        0.00
 Prior Months Series ADCB                                                     130,061,754.00        0.00
 Current Months Series ADCB                                                   128,291,084.65        0.00
                                           Difference                           1,770,669.35        0.00
                                           Class B Share                               4.00%        0.00%
                                           Scheduled Principal Due                 70,826.77        0.00

 Current Prepayments                                                                    0.00        0.00
 Current Defaults                                                                       0.00        0.00

                                           Class B Total Due                       70,826.77        0.00
 Prior Class B Arrearage                                                                0.00        0.00

 Class B Principal Due                                                             70,826.77        0.00

 Class B Principal Distribution                                                         0.00        0.00

 Current Class B Arrearage                                                         70,826.77        0.00

 Interim Class B Principal Balance after Current
  Distribution                                                                  5,202,470.00        0.00

 Accelerated Class B Distribution Amount                                                0.00        0.00

 Ending Class B Principal Balance after Current
  Distribution                                                                  5,202,470.00        0.00

Class C Interest Schedule
 Opening Class C Principal Balance                                              5,202,470.00        0.00
 Class C Interest Rate                                                                 9.05%       0.00%
 30/360* Class C Interest Rate                                                         0.75%       0.00%
 Current Class C Interest Distribution                                             39,235.29        0.00
 Prior Class C Interest Arrearage                                                       0.00        0.00

 Class C Interest Due                                                              39,235.29        0.00

Class C Principal Schedule
 Opening Class C Principal Balance                                              5,202,470.00        0.00
 Prior Months Series ADCB                                                     130,061,754.00        0.00
 Current Months Series ADCB                                                   128,291,084.65        0.00

                                           Difference                           1,770,669.35        0.00
                                           Class C Share                               4.00%       0.00%
                                           Scheduled Principal Due                 70,826.77        0.00


 Prior Class C Arrearage                                                                0.00        0.00

 Class C Principal Due                                                             70,826.77        0.00

 Class C Principal Distribution                                                         0.00        0.00

 Current Class C Arrearage                                                         70,826.77        0.00

 Interim Class C Principal Balance after Current
  Distribution                                                                  5,202,470.00        0.00

 Accelerated Class C Distribution Amount                                                0.00        0.00

 Ending Class C Principal Balance after Current
  Distribution                                                                  5,202,470.00        0.00


Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Restricting Events

Restricting Event Calculations

  (1)  Event of Default under the Servicing Agreement (Yes/No)        no

       (a)   ADCB Delinquencies
             3 Month Rolling Avg. ADCB                            42,452,398

             Delinquency Ratio                                        0.78%

             Maximum Delinquency Ratio                                2.00%

       (b)   Annualized AD B Defaulted Contracts Ratio                0.33%

             Maximum Default Ratio                                    1.00%

       (c)   Reserve plus APB Subordination                           no

       (d)   Restricting Event under any Indenture                    no


Portfolio Performance Tests

                              1 month  2 months  3 months  4 months  5 months
                               prior    prior     prior     prior     prior
                    Current:  (yes/no) (yes/no)  (yes/no)  (yes/no)  (yes/no)
 Event of Default:     no        no       no        no        no        no

                                                          Monthly     Weighted
Delinquencies                   Delinquencies     ADCB  Delinquency   Average
            0
                2 months prior        0             0      0.00%       0.00%
                1 month  prior        0             0      0.00%       0.00%
                Current         998,846   127,357,194      0.78%       0.78%
                                                           ____        ____
                                                           0.26%       0.78%

                               Delinquency Ratio:          0.78%
                               Maximum Delinquency Ratio:  2.00%

Charge-Offs
            0
                                                          Monthly
                                 Charge-Offs      ADCB    Defaults

                5 months prior        0             0      0.00%
                4 months prior        0             0      0.00%
                3 months prior        0             0      0.00%
                2 months prior        0             0      0.00%
                1 month prior         0             0      0.00%
                Current          34,687   127,357,194      0.03%
                                 ______   ___________      ____
                                 34,687   127,357,194      0.00%

                Average ADCB                                21,226,199
                Annualized Maximum Charge-Off Ratio:             1.00%
                1% of Average ADCB                             212,262
                Sum of Charge-Offs*2                            69,374
                Annualized Charge-Off Ratio:                     0.33%

Enhancement Floor
            0

                Enhancement Floor                            2,925,889

                Amounts on deposit in the Reserve Account 1,275,719 ADCB less Aggregate Principal Amount
                 of Class A Notes                           10,299,125
                                                            11,574,844

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Certificate Schedules

CERTIFICATE FACTORS

                                      Series 1996-1   Series 1996-2

               Class A
               Current A Balance       117,058,069         0
               Initial A Balance       119,656,814         0

               Certificate Factor:    0.9782816835         0

               Class B
               Current B Balance         5,202,470         0
               Initial B Balance         5,202,470         0

               Certificate Factor:    1.0000000000         0

               Class C
               Current C Balance         5,202,470         0
               Initial C Balance         5,202,470         0

               Certificate Factor:    1.0000000000         0


DELINQUENCIES

                                                         Monthly
                             Delinquencies    ADCB    Delinquencies

          Current             120,394,597   127,357,194  94.53%
          31-60 Days Past Due   5,963,751   127,357,194   4.68%
          61-90 Days Past Due     998,846   127,357,194   0.78%


Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules

Servicing Fee Schedule

 Contract Pool ADCB                        130,061,754.00    0.00
 Servicing Rate                                     0.60%   0.60%
 Monthly Servicing Rate                             0.05%   0.05%
 Prior Servicing Fee Arrearage                       0.00    0.00
 Current Servicer Fee                           65,030.88    0.00
 Servicer Fee Due                               65,030.88    0.00
 Current Servicing Fee Arrearage                     0.00    0.00

Reserve Account Schedule

                                           Series 1995-1  Series 1996-1
          Prior Month Balance               1,300,617.54      0.00
          Series ADCB                     127,357,194.16      0.00
          Required Balance
           (Series ADCB *1.00%)             1,273,571.94      0.00
          Deposit/(Release)
           from Reserve Account               (24,898.73)     0.00
          Ending Reserve Account Balance    1,275,718.81      0.00


Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Accounts


                                                                           Master Trust
                                              Collection    Reserve        Distribution
                                               Account      Account           Account     Series 1996-1   Series 1996-2

Beginning Account Balances                       0.00     1,275,719.27
Investment Earnings                            989.22           378.46          0.00

Collection Account

 Collections [4.3 a]                     3,484,185.43
 Add: Servicer Advances [4.3 b]            265,916.68
 Add: Liquidation Proceeds from Servicer
 Less: Collections to reimburse
  Servicer Advances [4.3 c]                      0.00            0.00
 Less: Investment Earnings to Newcourt
  [4.2 e]                                      (989.22)       (378.46)

Available Amount                         (3,750,102.11)                   3,750,102.11

Payments on Payment Date

     (A)  Unreimbursed Servicer Advances
            [4.3 d i]                             0.00                           0.00
     (B)  Servicing Fee [4.3 d ii]          (64,145.54)                      64.145.54
     (C)  Amount owed to Hedging
           Counterparty [4.3 d iii]               0.00                            0.00
     (D)  Series Available Amount to each
           Series of Notes [4.3 d iv]                                     3,685,956.57     3,685,956.57        0.00
          (1) Class A Interest
               [4.3 d iv A]                (662,353.58)                                      662,353.58        0.00
          (2) Class B Interest
               [4.3 d iv B]                 (32,645.50)                                       32,645.50        0.00
          (3) Class A Principal
               [4.3 d iv C]              (2,990,957.49)                                     2,990,957.49       0.00
          (4) Reserve Account
               [4.3 d iv D]                  12,586.22     (12,586.22)                     (12,586.22)         0.00
          (5) Class C Interest
               [4.3 d iv E]                       0.00                                             0.00        0.00
          (6) Class B Principal
               [4.3 d iv F]                       0.00                                             0.00        0.00
          (7) Class C Principal
               [4.3 d iv G]                       0.00                                             0.00        0.00
          (8) Class A Accelerated Principal
               Payment [4.3 d iv H]               0.00                                             0.00        0.00
          (9) Class B Accelerated Principal
               Payment [4.3 d iv I]               0.00                                             0.00        0.00
         (10) Pay to Hedging Counterparty
               [4.3 d iv J]                       0.00                                             0.00        0.00
         (11) Class C Accelerated Principal
              Payment [4.3 d iv K]                0.00                                             0.00        0.00
              Subtotal                       12,586.22

Distribution to Noteholders              (3,750,102.11)                      64,145.54     3,685,956.57        0.00

Ending Balance                                    0.00   1,263,133.05             0.00


Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules

                                               Series 1996-1   Series 1996-2
Class A Interest Schedule
 Opening Class A Principal Balance             117,058,069.45      0.00
 Class A Interest Rate                                  6.79%      0.00%
 30/360*Class A Interest Rate                           0.57%      0.00%
 Current Class A Interest Distribution             662,353.58      0.00
 Prior Class A Interest Arrearage                        0.00      0.00

 Class A Interest Due                              662,353.58      0.00

 Class A Principal Schedule
                                               Series 1996-1   Series 1996-2

 Opening Class A Principal Balance             117,058,069.45      0.00
 Prior Months Series ADCB                      128,291,084.65      0.00
 Current Months Series ADCB                    126,313,305.15      0.00

                         Difference              1,977,779.50      0.00
                         Class A Share                 92.00%      0.00%
                         Scheduled Principal Due 1,819,557.14      0.00

 Current Prepayments                               728,306.71      0.00
 Current Defaults                                  443,093.64      0.00

                         Class A Total Due       2,990,957.49      0.00

 Prior Class A Arrearage                                 0.00      0.00

 Class A Principal Due                           2,990,957.49      0.00

 Class A Principal Distribution                  2,990,957.49      0.00

 Current Class A Arrearage                               0.00      0.00

 Interim Class A Principal                     114,067,111.96      0.00
  Balance after Current Distribution

 Accelerated Class A Distribution Amount                 0.00     0.00

 Ending Class A Principal Balance
  after Current Distribution                   114,067,111.96     0.00

Class B Interest Schedule                      Series 1996-1  Series 1996-2
 Opening Class B Principal Balance                  5,202,470     0.00
 Class B Interest Rate                                  7.53%     0.00%
 30/360*Class B Interest Rate                           0.63%     0.00%
 Current Class B Interest Distribution              32,645.50     0.00
 Prior Class B Interest Arrearage                        0.00     0.00

 Class B Interest Due                               32,645.50     0.00

 Opening Class B Principal Balance               5,202,470.00     0.00


 Prior Months Series ADCB                      128,291,084.65     0.00
 Current Months Series ADCB                    126,313,305.15     0.00

                          Difference             1,977,779.50     0.00
                          Class B Share                 4.00%     0.00%
                          Scheduled Principal Due   79,111.18     0.00

 Current Prepayments                                     0.00     0.00
 Current Defaults                                        0.00     0.00

                          Class B Total Due         79,111.18     0.00

 Prior Class B Arrearage                            70,826.77     0.00

 Class B Principal Due                             149,937.95     0.00

 Class B Principal Distribution                          0.00     0.00

 Current Class B Arrearage                         149,937.95     0.00

 Interim Class B Principal Balance
  after Current Distribution                     5,202,470.00     0.00

 Accelerated Class B Distribution Amount                 0.00     0.00

 Ending Class B Principal Balance
  after Current Distribution                     5,202,470.00     0.00

Class C Interest Schedule
 Opening Class C Principal Balance               5,202,470.00     0.00
 Class C Interest Rate                                  9.05%     0.00%
 30/360*Class C Interest Rate                           0.75%     0.00%
 Current Class C Interest Distribution              39,235.29     0.00
 Prior Class C Interest Arrearage                   14,798.84     0.00
 Class C Default Rate                                  10.05%
 30/360*Class C Interest Default Rate                   0.84%
 Interest on Interest Arrearage                        123.94

 Class C Interest Due                               54,158.07     0.00

 Class C Interest Paid                                   0.00     0.00

 Class C Interest Arrearage                         54,158.07     0.00

Class C Principal Schedule
 Opening Class C  Principal Balance              5,202,470.00     0.00
 Prior Months Series ADCB                      128,291,084.65     0.00
 Current Months Series ADCB                    126,313,305.15     0.00
                          Difference             1,977,779.50     0.00
                          Class C Share                 4.00%     0.00%
                          Scheduled Principal Due   79,111.18     0.00

 Prior Class C Arrearage                            70,826.77     0.00

 Class C Principal Due                             149,937.95     0.00

 Class C Principal Distribution                          0.00     0.00

 Current Class C Arrearage                         149,937.95     0.00

 Interim Class C Principal
  Balance after Current Distribution             5,202,470.00     0.00

 Accelerated Class C Distribution Amount                 0.00     0.00

 Ending Class C Principal Balance
  After Current Distribution                     5,202,470.00     0.00


Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules

Servicing Fee Schedule
 Contracting Pool ADCB                         128,291,084.65     0.00
 Servicing Rate                                         0.60%     0.60%
 Monthly Servicing Rate                                 0.05%     0.05%
 Prior Servicing Fee Arrearage                           0.00     0.00
 Current Servicer Fee                               64,145.54     0.00
 Servicer Fee Due                                   64,145.54     0.00
 Current Servicing Fee Arrearage                         0.00     0.00

Reserve Account Schedule
                                                Series 1995-1  Series 1996-1
 Prior Month Balance                             1,275,719.27     0.00
 Series ADCB                                   126,313,305.15     0.00
 Required Balance (Series ADCB *1.00%)           1,263,133.05     0.00
 Deposit/(Release) from Reserve Account            (12,586.22)    0.00
 Ending Reserve Account Balance                  1,263,133.05     0.00


Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Restricting Events

Restricting Event Calculations

    (1)  Event of Default under the Servicing Agreement (Yes/No)      no

         (a)   ADCB Delinquencies
               3 Month Rolling Avg. ADCB                          84,166,366

               Delinquency Ratio                                     0.73%

               Maximum Delinquency Ratio                             2.00%

         (b)   Annualized ADCB Defaulted Contracts Ratio             0.40%

               Maximum Default Ratio                                 1.00%

         (c)   Reserve plus APB Subordination                         no

         (d)   Restricting Event under any Indenture                  no

Portfolio Performance Tests

                              1 month  2 months  3 months  4 months  5 months
                               prior     prior     prior     prior     prior
                    Current:  (yes/no)  (yes/no)  (yes/no)  (yes/no)  (yes/no)
  Event of Default:    no       no        no        no        no        no


                                                        Monthly    Weighted
Delinquencies                 Delinquencies   ADCB    Delinquency  Average
            0
               2 months prior         0             0    0.00%      0.00%
               1 month prior    998,846   127,357,194    0.78%      0.40%
               Current          841,986   125,141,905    0.67%      0.33%

                                                         0.49%      0.73%

                           Delinquency  Ratio:           0.73%
                           Maximum Delinquency Ratio:    2.00%

                                                        Monthly
Charge-Offs                   Charge-Offs     ADCB      Defaults
            0
               5 months prior         0             0    0.00%
               4 months prior         0             0    0.00%
               3 months prior         0             0    0.00%
               2 months prior         0             0    0.00%
               1 month  prior    34,687   127,357,194    0.03%
               Current           50,037   125,141,905    0.04%
                                 84,724   252,499,099    0.01%


               Average ADCB                          42,083,183
               Annualized Maximum Charge-Off Ratio:       1.00%
               1% of Average ADCB                   420,083,183
               Sum of Charge-Offs * 2                   169,447
               Annualized Charge-Off Ratio:               0.40%

Enhancement Floor
            0

               Enhancement Floor                      2,925,889
               Amounts on deposit in the Reserve
                Account                               1,263,133
               ADCB less Aggregate Principal Amount
                of Class A Notes                     11,074,793
                                                     12,337,926


Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Certificate Schedules

CERTIFICATE FACTORS

                                      Series 1996-1  Series 1996-2

                Class A
                Current A Balance      114,067,112        0
                Initial Balance        119,656,814        0

                Certificate Factor:   0.9532855518        0

                Class B
                Current B Balance        5,202,470        0
                Initial B Balance        5,202,470        0

                Certificate Factor:   1.0000000000        0

                Class C
                Current C Balance        5,202,470        0
                Initial C Balance        5,202,470        0

                Certificate Factor:   1.0000000000        0


DELINQUENCIES

                                                            Monthly
                             Delinquencies     ADCB      Delinquencies
     Current                 118,964,632    125,141,905      95.06%
     31-60 Days Past Due       5,335,288    125,141,905       4.26%
     61-90 Days Past Due         841,986    125,141,905       0.67%


                            NEWCOURT - TREASURY

Monthly Servicer Certificate - Inputs                               May 1996

Accounts
- --------

Collection Account
Beginning Balance                                          0.00
Sum of Deposits from Collections                   4,565,730.50
Add: Servicer Advances                             1,543,920.92
Add: Liquidation Proceeds from Servicer                    0.00
Add: Earnings from Eligible Investments               13,770.02

Less: Collections to reimburse Servicer Advances           0.00

Reserve Account
- ---------------
Beginning Balance                                  1,263,133.05
Add: Investment Earnings on Reserve Account            6,191.77

Distribution Account
- --------------------
Beginning Balance                                          0.00

Unreimbursed Servicer Advances from Prior Month      265,916.68
Prior Month Servicing Fee Arrearage                        0.00
Amount Owed to Hedging Counterparty                        0.00

                                                  Series 1996-1  Series 1996-2
                                                  -------------  -------------
Class A Interest Arrearage                                 0.00           0.00
Class B Interest Arrearage                                 0.00           0.00
Class A Principal Arrearage                                0.00           0.00
Class B Principal Arrearage                          149,937.95           0.00
Class C Interest Arrearage                            54,158.07           0.00
Class C Principal Arrearage                          149,937.95           0.00

Initial A Balance                                119,656,814.00           0.00
Initial B Balance                                  5,202,470.00           0.00
Initial C Balance                                  5,202,470.00           0.00

Minimum Credit Enhancement                      +  2,925,889.00           0.00

Restricting Event Calculations
- ------------------------------



                          Current  1 Month Prior  2 Months Prior  3 Months Prior  4 Months Prior   5 Months Prior  6 Months Prior
                          -------  -------------  --------------  --------------  --------------   --------------  --------------

31 - 60 Days Past Due   5,567,100      5,335,288      5,963,751                0               0                0               0

61 - 90 Days Past Due     740,468        841,986        998,846                0               0                0               0
90 Days Past Due          724,549        443,094        214,687                0               0                0               0
Delinquent (60+ days
   past due)            1,465,016      1,285,079      1,213,534                0               0                0               0
Delinquency Ratio            2.00%

Gross Charge-Offs         632,132        188,037        214,687                0               0                0               0
Recoveries                624,792        138,000        180,000                0               0                0               0
Charge-Offs - Net
  of Recoveries             7,340         50,037         34,687                0               0                0               0

Charge-Off Ratio             1.00%

Contract Pool ADCB    122,329,074    125,141,905    127,357,194                0               0                0               0


(A) Portfolio Performance Tests:            1 Month Prior    2 Months Prior   3 Months Prior     4 Months Prior   5 Months Prior
                                            -------------    --------------   --------------     --------------   --------------
                                              (yes/no)        (yes/no)         (yes/no)            (yes/no)        (yes/no)
                  Event of Default (Yes/No)      no              no               no                  no              no


Schedules

Class A Interest Schedule
- -------------------------

                                             Series 1996-1     Series 1996-2
                                             -------------     -------------
     Prior Months Series ADCB               126,313,305.15              0.00
     Current Months Series ADCB             123,057,617.79              0.00

     Prepayments                                728,544.09              0.00
     Defaults                                   724,548.56              0.00

     Opening Class A Principal Balance      114,067,111.96              0.00
     Opening Class B Principal Balance        5,202,470.00              0.00
     Opening Class C Principal Balance        5,202,470.00              0.00

Series Allocations

                                             Series 1996-1     Series 1996-2
Series Expected Cash Flow                     3,307,926.18              0.00
Series Arrearage                                149,937.95              0.00
Aggregate Series Expected Cash Flow           3,307,926.18              0.00
Aggregate Series Arrearages                     149,937.95              0.00

Series Allocation Percentage                        100.00%             0.00%



                                                                                          Master Trust
                                                      Collection          Reserve         Distribution      Series        Series
Newcourt Receivables Asset Trust                        Account           Account            Account        1996-1         1996-2
Monthly Servicer Certificate- Accounts              -------------     -------------      -------------     --------      ---------

Beginning Account Balances                                    0.00    1,263,133.05            0.00

Investment Earnings                                      13,770.02        6,191.77



Collection Account

Collections [4.3a]                                    4,565,730.50

Add: Servicer Advances [4.3b]                         1,543,920.92

Add: Liquidation Proceeds from Servicer                       0.00

Less: Collections to reimburse Servicer
      Advances [4.3c]                                         0.00



Less: Investment Earnings to Newcourt [4.2e]            (13,770.02)      (6,191.77)



Available Amount                                     (6,109,651.42)                   6,109,651.42
- ----------------



Payments on Payment Date
- ------------------------

     (A)  Unreimbursed Servicer Advances [4.3 d i]     (265,916.68)                     265,916.68

     (B)  Servicing Fee [4.3 d ii]                      (63,156.65)                      63,156.65

     (C)  Amount owed to Hedging Counterparty
           [4.3 d iii]                                        0.00                            0.00

     (D)  Series Available Amount to each Series
           of Notes [4.3 d iv]                        5,780,578.09    5,780,578.09            0.00

       (1)Class A Interest [4.3 d iv A]                (645,429.74)                                       645,429.74        0.00

       (2)Class B Interest [4.3 d iv B]                 (32,645.50)                                        32,645.50        0.00

       (3)Class A Principal [4.3 d iv C]             (4,448,325.02)                                     4,448,325.02        0.00

       (4)Reserve Account [4.3 d iv D]                   32,556.87      (32,556.87)                       (32,556.87)       0.00

       (5)Class C Interest [4.3 d iv E]                 (93,846.94)                                        93,846.94        0.00

       (6)Class B Principal [4.3 d iv F]               (280,165.44)                                       280,165.44        0.00

       (7)Class C Principal [4.3 d iv G]               (280,165.44)                                       280,165.44        0.00

       (8)Class A Accelerated Principal
           Payment [4.3 d iv H]                               0.00                                             (0.00)       0.00

       (9)Class B Accelerated Principal
           Payment [4.3 d iv I]                               0.00                                             (0.00)       0.00

       (10) Pay to Hedging Counterparty
             [4.3 d iv J]                                     0.00                                              0.00        0.00

       (11) Class C Accelerated Principal
             Payment [4.3 d iv K]                             0.00                                             (0.00)       0.00



          Subtotal                                       32,556.87

Distributions to Noteholders                         (6,109,651.42)                     329,073.33      5,780,578.09        0.00

Ending Balance                                                0.00    1,230,576.18            0.00






Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules


Class A Interest Schedule                                                                  Series 1996-1            Series 1996-2

       Opening Class A Principal Balance                                                    114,067,111.96                   0.00

       Class A Interest Rate                                                                          6.79%                  0.00%

       30/360* Class A Interest Rate                                                                  0.57%                  0.00%

       Current Class A Interest Distribution                                                    645,429.74                   0.00

       Prior Class A Interest Arrearage                                                               0.00                   0.00



       Class A Interest Due                                                                     645,429.74                   0.00



Class A Principal Schedule                                                                  Series 1996-1           Series 1996-2

       Opening Class A Principal Balance                                                    114,067,111.96                   0.00

       Prior Months Series ADCB                                                             126,313,305.15                   0.00

       Current Months Series ADCB                                                           123,057,617.79                   0.00
                                                                                            --------------                   ----

                                                               Difference                     3,255,687.36                   0.00

                                                               Class A Share                         92.00%                  0.00%

                                                               Scheduled Principal Due        2,995,232.37                   0.00



       Current Prepayments                                                                      728,544.09                   0.00

       Current Defaults                                                                         724,548.56                   0.00

                                                               Class A Total Due              4,448,325.02                   0.00

       Prior Class A Arrearage                                                                        0.00                   0.00

       Class A Principal Due                                                                  4,448,325.02                   0.00

       Class A Principal Distribution                                                         4,448,325.02                   0.00

       Current Class A Arrearage                                                                      0.00                   0.00

       Interim Class A Principal Balance after
         Current Distribution                                                               109,618,786.94                   0.00

       Accelerated Class A Distribution Amount                                                       (0.00)                  0.00

       Ending Class A Principal Balance after
         Current Distribution                                                               109,618,786.94                   0.00



Class B Interest Schedule                                                                  Series 1996-1            Series 1996-2

       Opening Class B Principal Balance                                                       5,202,470                     0.00

       Class B Interest Rate                                                                          7.53%                  0.00%

       30/360* Class B Interest Rate                                                                  0.63%                  0.00%

       Current Class B Interest Distribution                                                     32,645.50                   0.00

       Prior Class B Interest Arrearage                                                               0.00                   0.00



       Class B Interest Due                                                                      32,645.50                   0.00


Class B Principal Schedule

       Opening Class B Principal Balance                                                      5,202,470.00                   0.00

       Prior Months Series ADCB                                                             126,313,305.15                   0.00

       Current Months Series ADCB                                                           123,057,617.79                   0.00
                                                                                            --------------                   ----

                                                               Difference                     3,255,687.36                   0.00

                                                               Class B Share                          4.00%                  0.00%

                                                               Scheduled Principal Due          130,227.49                   0.00



       Current Prepayments                                                                            0.00                   0.00

       Current Defaults                                                                               0.00                   0.00

                                                               Class B Total Due                130,227.49                   0.00

       Prior Class B Arrearage                                                                  149,937.95                   0.00

       Class B Principal Due                                                                    280,165.44                   0.00

       Class B Principal Distribution                                                           280,165.44                   0.00

       Current Class B Arrearage                                                                      0.00                   0.00

       Interim Class B Principal Balance after Current Distribution                           4,922,304.56                   0.00

       Accelerated Class B Distribution Amount                                                       (0.00)                  0.00

       Ending Class B Principal Balance after Current Distribution                            4,922,304.56                   0.00



Class C Interest Schedule

       Opening Class C Principal Balance                                                      5,202,470.00                   0.00

       Class C Interest Rate                                                                          9.05%                  0.00%

       30/360* Class C Interest Rate                                                                  0.75%                  0.00%

       Current Class C Interest Distribution                                                     39,235.29                   0.00

       Prior Class C Interest Arrearage                                                          54,158.07                   0.00

       Class C Default Rate                                                                          10.05%

       30/360* Class C Interest Default Rate                                                          0.84%

       Interest on Interest Arrearage                                                               453.57



       Class C Interest Due                                                                      93,846.94                   0.00



       Class C Interest Paid                                                                     93,846.94                   0.00

       Class C Interest Arrearage                                                                     0.00                   0.00



Class C Principal Schedule

       Opening Class C Principal Balance                                                      5,202,470.00                   0.00

       Prior Months Series ADCB                                                             126,313,305.15                   0.00

       Current Months Series ADCB                                                           123,057,617.79                   0.00
                                                                                            --------------                   ----

                                                               Difference                     3,255,687.36                   0.00

                                                               Class C Share                          4.00%                  0.00%

                                                               Scheduled Principal Due          130,227.49                   0.00





       Prior Class C Arrearage                                                                  149,937.95                   0.00

       Class C Principal Due                                                                    280,165.44                   0.00

       Class C Principal Distribution                                                           280,165.44                   0.00

       Current Class C Arrearage                                                                      0.00                   0.00

       Interim Class C Principal Balance after Current Distribution                           4,922,304.56                   0.00

       Accelerated Class C Distribution Amount                                                       (0.00)                  0.00

       Ending Class C Principal Balance after Current Distribution                            4,922,304.56                   0.00



Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules



Servicing Fee Schedule

       Contract Pool ADCB                                                                   126,313,305.15                   0.00

       Servicing Rate                                                                                 0.60%                  0.60%

       Monthly Servicing Rate                                                                         0.05%                  0.05%

       Prior Servicing Fee Arrearage                                                                  0.00                   0.00

       Current Servicer Fee                                                                      63,156.65                   0.00

       Servicer Fee Due                                                                          63,156.65                   0.00

       Current Servicing Fee Arrearage                                                                0.00                   0.00

                                                                                                                             0.00



Reserve Account Schedule

                                                                                            Series 1995-1             Series 1996-1

       Prior Month Balance                                                                    1,263,133.05                   0.00

       Series ADCB                                                                          123,057,617.79                   0.00

       Required Balance (Series ADCB* 1.00%)                                                  1,230,576.18                   0.00

       Deposit/(Release) from Reserve Account                                                   (32,556.87)                  0.00

       Ending Reserve Account Balance                                                         1,230,576.18                   0.00
                                                                                              ------------                   ----




Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Restricting Events

Restricting Event Calculations

   (1)         Event of Default under the Servicing
                Agreement (Yes/No)                                        no

         (a)   ADCB Delinquencies
               3 Month Rolling Avg. ADCB                          124,942,724

               Delinquency Ratio                                        0.69%

               Maximum Delinquency Ratio                                2.00%

         (b)   Annualized ADCB Defaulted Contracts Ratio                0.29%

               Maximum Default Ratio                                    1.00%

         (c)   Reserve plus APB Subordination                              no

         (d)   Restricting Event under any Indenture                       no



Portfolio Performance Tests:
                                            1 month prior   2 months prior  3 months prior      4 months prior    5 months prior
                              Current:       (yes/no)        (yes/no)         (yes/no)           (yes/no)          (yes/no)
                              --------       --------        --------         --------           --------          --------
           Event of Default     no              no             no                no                 no                no





                                                                  Monthly     Weighted
Delinquencies                Delinquencies       ADCB         Delinquency      Average
                             -------------       ----         -----------      -------
        0

           2 months prior       998,846       127,357,194        0.78%          0.27%
           1 month prior        841,986       125,141,905        0.67%          0.22%
           Current              740,468       122,329,074        0.61%          0.20%
                                                                 -----          -----
                                                                 0.69%          0.69%

                             Delinquency Ratio:                  0.69%
                             Maximum Delinquency Ratio:          2.00%




                                                                 Monthly
Charge-Offs                    Charge-Offs         ADCB         Defaults
        0

             5 months prior             0                 0        0.00%
             4 months prior             0                 0        0.00%
             3 months prior             0                 0        0.00%
             2 months prior        34,687       127,357,194        0.03%
             1 month prior         50,037       125,141,905        0.04%
             Current                7,340       122,329,074        0.01%
                                    -----       -----------        -----
                                   92,064       374,828,173        0.01%

             Average ADCB                                     62,471,362
             Annualized Maximum Charge-Off Ratio:                  1.00%
                                                                   -----
             1% of Average ADCB                                  624,714
             Sum of Charge-Offs * 2                              184,128
             Annualized Charge-Off Ratio:                          0.29%

Enhancement Floor
        0    Enhancement Floor                                 2,925,889

             Amounts on deposit in the Reserve Account         1,230,576
             ADCB less Aggregate Principal Amount
                of Class A Notes                              12,710,287
                                                              13,940,863






Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Certificate Schedules


Certificate Factors

                                             Series 1996-1       Series 1996-2

     Class A
     Current A Balance                        109,618,787                   0
     Initial A Balance                        119,656,814                   0

     Certificate Factor:                     0.9161098585                   0


     Class B
     Current B Balance                          4,922,305                   0
     Initial B Balance                          5,202,470                   0

     Certificate Factor:                     0.9461476098                   0


     Class C
     Current C Balance                          4,922,305                   0
     Initial C Balance                          5,202,470                   0

     Certificate Factor:                     0.9461476102                   0


Delinquencies


                                                                    Monthly
                                Delinquencies      ADCB          Delinquencies
                                -------------      ----          -------------
      Current                    116,021,506     122,329,074           94.84%
      31 - 60 Days Past Due        5,567,100     122,329,074            4.55%
      61 - 90 Days Past Due          740,468     122,329,074            0.61%